                                                       SUBSCRIPTION DOCUMENT D

                            AMERICAN CRYSTAL SUGAR COMPANY

             SUBSCRIPTION AGREEMENT FOR PREFERRED STOCK AND COMMON STOCK


NAME AND ADDRESS OF SUBSCRIBER                  ONE SHARE OF COMMON STOCK: $10.00

                                                NUMBER OF SHARES OF PREFERRED
- ---------------------------------               STOCK THE SUBSCRIBER WISHES TO
                                                PURCHASE:
- ---------------------------------

- ---------------------------------               --------------------

- ---------------------------------

- ---------------------------------

TO BE COMPLETED AND MAILED OR DELIVERED TO:     AMERICAN CRYSTAL SUGAR COMPANY
                                                101 NORTH THIRD STREET
                                                MOORHEAD, MINNESOTA 56560

    THE UNDERSIGNED HEREBY SUBSCRIBES FOR AND AGREES TO PURCHASE ONE SHARE OF THE COMMON STOCK OF AMERICAN CRYSTAL SUGAR (THE "COMPANY"), AT A PRICE OF $10 PER SHARE, AND THAT NUMBER OF THE SHARES OF PREFERRED STOCK OF THE COMPANY LISTED ABOVE, AT A PRICE OF $1,500.00 PER SHARE OF PREFERRED STOCK. THE UNDERSIGNED UNDERSTANDS THAT SUCH SHARES OF COMMON STOCK AND THE SHARE OF PREFERRED STOCK WILL BE AVAILABLE ONLY IF THIS RESPONSE IS RANDOMLY DRAWN IN A DRAWING TO BE HELD BY THE COMPANY AND THAT WITHIN FIFTEEN (15) DAYS OF THE DATE OF THE NOTICE INDICATING THAT THE UNDERSIGNED IS ENTITLED TO PURCHASE THE SHARES OF COMMON STOCK AND THE PREFERRED STOCK, THE UNDERSIGNED MUST PAY THE PURCHASE PRICE OF SUCH SHARE OF COMMON STOCK AND THE SHARES OF PREFERRED STOCK.

    THE UNDERSIGNED HEREBY DECLARES AND REPRESENTS TO THE COMPANY THAT:

    1. THE UNDERSIGNED HAS AUTHORITY TO SIGN THIS SUBSCRIPTION AGREEMENT ON BEHALF OF THE SUBSCRIBER.

    2. THE SUBSCRIBER HAS NOT BEEN ESTABLISHED, NOR IS IT BEING ESTABLISHED, FOR THE PURPOSE OF AVOIDING CLAIMS OF CREDITORS OR CONCEALING ASSETS FROM CREDITORS.

    3. THE SUBSCRIBER DECLARES AND REPRESENTS HE/SHE/IT IS ELIGIBLE FOR MEMBERSHIP IN THE COMPANY BY BEING: (I) ENGAGED IN THE PRODUCTION OF AGRICULTURAL PRODUCTS AS A FARMER; AND (II) A BONA FIDE SUGARBEET FARM OPERATOR WHO IS AND WILL BE (A) THE LEGAL OWNER OF THE SUGARBEET CROP;
         (B) ONE WHO HAS THE MAJORITY FINANCIAL INTEREST IN THE CROP; (C) ONE WHO HAS GENERAL CONTROL OF THE SUGARBEET OPERATIONS ON THE FARM WHERE THE SUGARBEET CROP IS GROWN, AND (D) ONE WHO IS A "BONA FIDE FARMER" ELIGIBLE TO BORROW FROM FEDERAL LAND BANKS.

    4. NEITHER THE SUBSCRIBER NOR ANY PARTIES AND/OR INDIVIDUALS INVOLVED IN THE ENTITY CONSTITUTING THE SUBSCRIBER HAS BEEN OR WILL BE GUARANTEED CASH RENT OR GUARANTEED CASH LEASE PAYMENTS FOR STOCK ISSUED OR TO BE ISSUED IN THE NAME OF THE SUBSCRIBER.



    IMPORTANT - SEE REVERSE SIDE FOR CONTINUATION OF DOCUMENT AND SIGNATURE

                                                       SUBSCRIPTION DOCUMENT D


    5. THE SUBSCRIBER HAS NO AGREEMENTS OR UNDERSTANDINGS, WRITTEN OR OTHERWISE, WITH ANY PARTIES AND/OR INDIVIDUALS INVOLVED IN THE SUBSCRIBER ENTITY, OR WITH ANY OTHER PARTIES AND/OR INDIVIDUALS, IN REGARD TO THE PLANTING, GROWING, HARVESTING AND DELIVERY OF SUGARBEETS WHICH (A) GUARANTEED CASH PAYMENTS; (B) REQUIRE TRANSFER OF COMMON OR PREFERRED STOCK OF THE COMPANY TO ANOTHER IN "STREET FORM"; OR (C) AMEND OR ALTER ANY PARTNERSHIP OR JOINT VENTURE AGREEMENT AFTER THE STOCK HAS BEEN ISSUED TO THE PARTNERSHIP OR JOINT VENTURE.

    6. THE SUBSCRIBER IS AND WILL BE AT RISK AS TO THE PLANTING, GROWING, HARVESTING AND DELIVERY OF BEETS.

    7. SHOULD IT BE DETERMINED THE SUBSCRIBER IS A NONQUALIFIED OWNER OF STOCK IN THE COMPANY, THE UNDERSIGNED AGREE TO HOLD HARMLESS AND INDEMNIFY THE COMPANY AND ALL SHAREHOLDERS OF THE COMPANY FOR ANY AND ALL LOSS OF DAMAGES THE COMPANY OR ITS SHAREHOLDERS MAY SUSTAIN AS A RESULT OF THE SUBSCRIBER BEING FOUND TO BE A NONQUALIFIED OWNER OF STOCK IN THE COMPANY.

    8. THE SUBSCRIBER ACKNOWLEDGES THAT HE/SHE/IT MAY BE EXPELLED FROM MEMBERSHIP IN THE COMPANY SHOULD IT BE DETERMINED THAT HE/SHE/IT IS A NONQUALIFIED MEMBER OF THE COMPANY AS PROVIDED BY THE BYLAWS OF THE COMPANY.

    9. THE SUBSCRIBER WARRANTS THAT THE STOCK IS FREE AND CLEAR OF ALL LIENS, ENCUMBRANCES AND SECURITY INTERESTS UNLESS OTHERWISE STATED AND DISCLOSED.

    10. THE SUBSCRIBER IS AND WILL BE REQUIRED TO GROW AND DELIVER SUGARBEETS TO THE COMPANY UNDER THE FIVE YEAR AGREEMENT AND ANNUAL CONTRACT BETWEEN THE COMPANY AND THE SUBSCRIBER. FAILURE TO GROW AND DELIVER BEETS TO THE COMPANY PURSUANT TO SAID FIVE YEAR AGREEMENT AND ANNUAL CONTRACT MAY BE CAUSE FOR EXPULSION OF THE SUBSCRIBER AS A MEMBER OF THE COMPANY.

    11. HAULER IDENTIFICATION CARDS ISSUED TO THE SUBSCRIBER MUST BE USED FOR THE DELIVERY OF BEETS BY THE SUBSCRIBER.


THIS SUBSCRIPTION HAS BEEN SIGNED BY THE UNDERSIGNED AT
                                                       ------------------------
                                                     (CITY OR TOWN)      (STATE)

ON                      , 1996.
  ----------------------
    (MONTH)   (DATE)


INSTRUCTIONS: IF THE PROSPECTIVE MEMBERS ARE TO BE CO-OWNERS OR JOINT OWNERS, EACH SHOULD SIGN. IF THE PROSPECTIVE MEMBER IS A CORPORATION, AN OFFICER SHOULD SIGN AND GIVE HIS TITLE. IF THE PROSPECTIVE MEMBER IS A PARTNERSHIP, A PARTNER SHOULD SIGN AND GIVE HIS TITLE.


                                  ----------------------------------------------
                                  (SIGNATURE) (TITLE)


                                  ----------------------------------------------
                                  (SIGNATURE) (TITLE)

THIS SUBSCRIPTION AGREEMENT MUST BE ACCOMPANIED BY SUBSCRIPTION DOCUMENT C AND MUST BE RECEIVED BY THE COMPANY AT ITS CORPORATE OFFICE, 101 NORTH THIRD STREET, MOORHEAD, MINNESOTA 56560, NO LATER THAN DECEMBER 20, 1996 AT 5:00 P.M. PAYMENT FOR THE SHARES LISTED ABOVE IS NOT REQUIRED AT THIS TIME.



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